Supplement dated May 7, 2019 to the

PNC Funds’ Summary Prospectuses and Prospectus each dated September 28, 2018 and

Statement of Additional Information dated November 21, 2018 and

PNC Treasury Plus Money Market Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information each dated November 21, 2018, each as supplemented

PNC Balanced Allocation Fund

PNC Emerging Markets Equity Fund

PNC International Equity Fund

PNC International Growth Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth Fund

PNC Multi-Factor Large Cap Value Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

PNC Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund (collectively, the “Funds”)

This Supplement provides new and additional information regarding the above-captioned Funds. This Supplement should be read in conjunction with the above referenced documents.

Federated Investors, Inc. (Federated) and The PNC Financial Services Group (PNC) announced that they have reached a definitive agreement for Federated to acquire certain components of PNC Capital Advisors LLC’s (PCA) investment management business.  PCA currently serves as the investment adviser to each of the Funds.  The proposed transaction between Federated and PNC includes proposals to reorganize each Fund into a corresponding Federated mutual fund and the transition of a six-person international equity management team, including the PCA portfolio management teams of PNC International Equity Fund, PNC Emerging Markets Equity Fund and PNC International Growth Fund, from PCA to Federated.

Each proposed reorganization involving a Fund is subject to a number of conditions, including approval by the PNC Funds’ Board of Trustees.   If the PNC Funds’ Board of Trustees approves a proposed reorganization involving a Fund, shareholders of that PNC Fund will be provided an opportunity to vote on the proposed reorganization.  Shareholders of record of each PNC Fund on the record date for the shareholder meeting will receive a prospectus/proxy statement that will include important information regarding the proposed reorganization.   Those shareholders should read that prospectus/proxy statement carefully when it is available.  Completion of the transaction between Federated and PNC and each proposed reorganization involving a Fund are subject to certain regulatory approvals and other customary conditions.  If all conditions are satisfied and approvals obtained, the transaction and reorganizations are expected to close in the fourth quarter of 2019.  The proposed reorganizations, each of which is subject to change and to the conditions and approvals noted above, are listed below.

Proposed Reorganizations (Subject to Change)

PNC Funds	Net Assets (in millions)*	Federated Funds	Net Assets (in millions)*
PNC Government Money Market	$12,951	Federated Government Obligations	$75,257
PNC Treasury Money Market	$1,758	Federated U.S. Treasury Cash Reserves	$21,491
PNC Treasury Plus Money Market	$424	Federated Treasury Obligations	$37,387
PNC International Equity	$1,558	Federated International Equity**	New
PNC Multi-Factor Small Cap Core	$382	Federated MDT Small Cap Core	$1,001
PNC Ultra Short Bond	$359	Federated Ultrashort Bond	$3,628
PNC Small Cap	$351	Federated MDT Small Cap Core	$1,001
PNC Total Return Advantage	$207	Federated Total Return Bond	$8,518
PNC Multi-Factor Small Cap Growth	$141	Federated MDT Small Cap Growth	$851
PNC Multi-Factor Large Cap Value	$108	Federated MDT Large Cap Value	$1,183
PNC Multi-Factor Large Cap Growth	$101	Federated MDT Large Cap Growth	$128
PNC Tax Exempt Limited Maturity Bond	$93	Federated Short-Intermediate Duration Municipal Trust	$755
PNC Intermediate Tax Exempt Bond	$39	Federated Intermediate Municipal Trust	$71
PNC Multi-Factor Small Cap Value	$21	Federated MDT Small Cap Core	$1,001
PNC Balanced Allocation	$18	Federated MDT Balanced	$158
PNC Emerging Markets Equity	$12	Federated Emerging Markets Equity**	New
PNC Multi-Factor All Cap	$7	Federated MDT All Cap Core	$308
PNC International Growth	$6	Federated International Growth**	New

* Assets are as of March 31, 2019

** Fund to be formed in connection with the proposed reorganization.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0519-01